                                                                  EXHIBIT 10.1.1

                                                                  EXECUTION COPY

                           STANADYNE AUTOMOTIVE CORP.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

              This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of July 31 1998 and entered into by and among STANADYNE AUTOMOTIVE CORP., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for Lenders, DLJ CAPITAL FUNDING, INC., Syndication Agent for Lenders and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of December 11, 1997 (the "CREDIT AGREEMENT"), by and among SAC Automotive, Inc., Company, Lenders, Administrative Agent and Syndication Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS


              WHEREAS, SAC Automotive, Inc., Company, Lenders, Administrative Agent and Syndication Agent entered into the Credit Agreement on December 11, 1997;

              WHEREAS, on December 11, 1997 SAC Automotive, Inc. merged with and into Company;

              WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) permit a secured loan by Company to Stanadyne Italy and (ii) make certain other amendments as set forth below:

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

              SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

              1.1 AMENDMENTS TO SECTION 6: COMPANY'S AFFIRMATIVE COVENANTS

              A. Subsection 6.7 of the Credit Agreement is hereby amended by deleting clause B(ii)(a) thereof and substituting the following therefor:

              "(a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws unless such Release could not reasonably be expected to have a Material Adverse Effect".

              B. Subsection 6.7 of the Credit Agreement is hereby further amended by deleting clause B(iii)(b) thereof and substituting the following therefor:

              "(b) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws unless such Release could not be reasonably be expected to have a Material Adverse Effect".

              1.2 AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

              A. Subsection 7.1 (vii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "(vii) Stanadyne Italy may become and remain liable with respect to Indebtedness (including Indebtedness described in clauses (v) and (xi)) in an aggregate principal amount not to exceed $10,000,000 at any time outstanding; provided that such Indebtedness shall not be guaranteed by Holdings or any Domestic Subsidiary of Holdings or Company;"

              B. Subsection 7.1 of the Credit Agreement is hereby amended by adding the following as clause (xi):

              "(xi) Stanadyne Italy may become and remain liable with respect to Indebtedness to Company; provided that (a) such Indebtedness shall be evidenced by a promissory note or promissory notes, which shall be pledged to Administrative Agent on behalf of Lenders pursuant to the Company Pledge Agreement and the applicable provisions of Italian statutory law, and (b) an opinion of Italian counsel is provided to Administrative Agent and Lenders indicating that the pledge of such note or notes is perfected under Italian law and that such note or notes are legal, valid and binding obligations of Stanadyne Italy, enforceable in accordance with their terms."

              SECTION 2. CONDITIONS TO EFFECTIVENESS

              Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

              A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

                 1. A Certificate, dated as of the First Amendment Effective Date, of its corporate secretary or an assistant secretary, stating that there has been no amendment to its Certificate of Incorporation or Bylaws since the Closing Date or, if the Certificate of Incorporation or Bylaws have been amended, attaching copies of such amendment and certifying them as being true and correct copies;

                 2. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                 3. Signature and incumbency certificates of its officers executing this Amendment; and

                 4. Executed copies of this Amendment and the First Amendment to Company Pledge Agreement, dated the date hereof, between Company and Administrative Agent (the "FIRST AMENDMENT TO PLEDGE AGREEMENT").

              B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, and their counsel shall be satisfactory in form and substance to Agents and such counsel, and Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

              SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

              In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

              A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and the First Amendment to Pledge Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the First Amendment to Pledge Agreement.

              B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the First Amendment to Pledge Agreement and the performance of the Amended Agreement and the Company Pledge Agreement as so amended have been duly authorized by all necessary corporate action on the part of Company.

              C. NO CONFLICT. The execution and delivery by Company of this Amendment and the First Amendment to Pledge Agreement and the performance by Company of the Amended Agreement and the Company Pledge Agreement as so amended do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Permitted Encumbrances), or (iv) require any approval of stockholders of Company or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

              D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the First Amendment to Pledge Agreement and the performance by Company of the Amended Agreement and the Company Pledge Agreement as so amended do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

              E. BINDING OBLIGATION. This Amendment, the Amended Agreement, the First Amendment to Pledge Agreement and the Company Pledge Agreement as so amended have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

              F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

              SECTION 4. ACKNOWLEDGEMENT AND CONSENT

              Holdings and the Subsidiary Guarantors are parties to certain Guaranties and certain Collateral Documents specified in the Credit Agreement, in each case as amended through the First Amendment Effective Date, pursuant to which Holdings and each Subsidiary Guarantor have (i) guaranteed the Obligations and (ii) created liens in favor of Administrative Agent on certain Collateral to secure the obligations of each such party under the applicable Guaranty of such party. Holdings and Subsidiary Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

              Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Amended Agreement.

              Each Credit Support Party acknowledges and agrees that the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

              SECTION 5. MISCELLANEOUS

              A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

              (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of either Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

              B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

              D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.



                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       COMPANY
                                       -------

                                       STANADYNE AUTOMOTIVE CORP.

                                       By: /s/ Michael H. Boyer
                                           --------------------


                                       AGENTS
                                       ------

                                       DLJ CAPITAL FUNDING, INC.,
                                       Individually and as Syndication Agent

                                       By: /s/ Eric Swanson
                                           ----------------


                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO,
                                       Individually and as Administrative Agent

                                       By:


                                       LENDERS
                                       -------
                                       ABN AMRO BANK N.V.

                                       By: /s/ James S. Adelsheim
                                           ----------------------

                                       By: /s/ John D. Rogers
                                           ------------------

                                       BANKBOSTON, NA

                                       By: /s/ Garth J. Collins
                                           --------------------


                                       BANK OF SCOTLAND

                                       By: /s/ Annie Chin Tat
                                           ------------------


                                       DRESDNER BANK AG
                                       NEW YORK AND GRAND CAYMAN
                                       BRANCHES

                                       By: /s/ John W. Sweeney
                                           -------------------

                                       By: /s/ Beverly G. Cason
                                           --------------------


                                       MERRILL LYNCH DEBT
                                       STRATEGIES PORTFOLIO

                                       By:


                                       NATIONAL CITY BANK

                                       By: /s/ Lisa Lisi
                                           -------------


                                       PEOPLE'S BANK

                                       By:

                                       SENIOR DEBT PORTFOLIO

                                       BY: BOSTON MANAGEMENT AND
                                       RESEARCH, as Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           -----------------------


                                       SUMMIT BANK

                                       By:


                                       THE BANK OF NEW YORK

                                       By: /s/ Edward J. Moriarty
                                           ----------------------


                                       VAN KEMPEN AMERICAN CAPITAL
                                       PRIME INCOME TRUST

                                       By: /s/ Jeffrey W. Maillet
                                           ----------------------

                                       CREDIT SUPPORT PARTIES

                                       (FOR PURPOSES OF SECTION 4
                                       ONLY)



                                       PRECISION ENGINE PRODUCTS
                                       CORP.

                                       By: /s/ Michael H. Boyer
                                           --------------------


                                       DSD INTERNATIONAL CORP.

                                       By: /s/ Michael H. Boyer
                                           --------------------


                                       STANADYNE AUTOMOTIVE
                                       HOLDING CORP.

                                       By: /s/ Michael H. Boyer
                                           --------------------